March 10, 2016

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549

RE:	Massachusetts Mutual Variable Annuity Fund 2
File No. 811-02196, CIK 0000110701
Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (Act), the above referenced separate account, a unit investment trust registered under the Act, mailed to its contract owners the 2015 annual report for the underlying management investment company listed in the table below. This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act.

The 2015 annual report of the investment company listed below is incorporated by reference.

Investment Company	CIK
MML Series Investment Fund II	0001317146

Very truly yours,

/s/ John E. Deitelbaum
John E. Deitelbaum
Senior Vice President and Deputy General Counsel
Massachusetts Mutual Life Insurance Company